Exhibit 21.1

List of Subsidiaries

Name of Entity	State of Formation
100 Elkhorn Road – Sun Valley LLC	Delaware
100 Riverview Condominium Association Inc.	New Jersey
1000 South Clark Ground Owner LLC	Delaware
1000 South Clark Mezz Lender LLC	Delaware
1000 South Clark Street Holdings LLC	Delaware
1000 South Clark Street LLC	Delaware
1000 South Clark Street Partners LLC	Delaware
1101 Ocean Ave Parking LLC	New Jersey
1101 Ocean Ave Venture LLC	New Jersey
1111 Church Street Ground Owner LLC	Delaware
12 Union Street – Westborough LLC	Delaware
17093 Biscayne Boulevard – North Miami LLC	Delaware
2021 Lakeside Boulevard – Richardson LLC	Delaware
204 East 4th Street Ground Owner LLC	Delaware
210 5th Ave. Venture Urban Renewal LLC	New Jersey
215 North Michigan Owner LLC	Delaware
2220 West First Street – Fort Myers LLC	Delaware
2611 Corporate West Drive Venture LLC	Delaware
2611 CWD Net Lease I REIT	Maryland
300 Riverview Condominium Association Inc.	New Jersey
3376 Peachtree Hotel LLC	Delaware
3376 Peachtree Hotel Operator LLC	Delaware
3376 Peachtree Penthouse LLC	Delaware
3376 Peachtree Residential LLC	Georgia
3376 Peachtree Retail LLC	Delaware
3376 Peachtree Road – Atlanta Restaurant LL Inc.	Delaware
400-530 112th Avenue NE Ground Owner LLC	Delaware
411 Brazos Street Ground Owner LLC	Delaware
425 Park REIT Manager LLC	Delaware
67 Prince Street Ground Owner LLC	Delaware
6801 Woolridge Road – Moseley LP	Delaware
6801 Woolridge Road GenPar LLC	Delaware
99 Shawan Road Joint Venture LLC	Delaware
Acquest Government Holdings, L.L.C.	New York
Acquest Holdings FC, LLC	New York
AH Net Lease II REIT	Maryland
AH NLA II (PA) LLC	Delaware
AH NLA II (SC) LLC	Delaware
AP at Monroe Urban Renewal LLC	New Jersey
AP at South Grand Urban Renewal LLC	New Jersey
AP Block 146 Developer Urban Renewal, LLC	New Jersey
AP Block 176 Venture Urban Renewal LLC	New Jersey
AP Block 178 Venture LLC	New Jersey
AP Block 4001 Venture LLC	New Jersey
AP Block 4502 Beach Club LLC	New Jersey
AP Fifteen Property Holdings, L.L.C.	New Jersey
AP Five Property Holdings, L.L.C.	New Jersey
AP Mortgagee LLC	Delaware
AP Retail Venture LLC	Delaware
AP Ten Property Holdings, L.L.C.	New Jersey
AP Triangle LLC	Delaware
AP Wesley Lake LLC	Delaware
Artesia Development Partners LLC	Delaware
Asbury Convention Hall Limited Liability Company	New Jersey
Asbury Partners, LLC	New Jersey
Asbury Three Liquor License LLC	New Jersey
Asbury Two Liquor License LLC	New Jersey

ASTAR ASB AR1, LLC	Delaware
ASTAR ASB AR2, LLC	Delaware
ASTAR ASB FL1, LLC	Delaware
ASTAR ASB FL10, LLC	Delaware
ASTAR ASB FL2, LLC	Delaware
ASTAR ASB FL3, LLC	Delaware
ASTAR ASB FL4, LLC	Delaware
ASTAR ASB FL5, LLC	Delaware
ASTAR ASB FL6, LLC	Delaware
ASTAR ASB FL7, LLC	Delaware
ASTAR ASB FL8, LLC	Delaware
ASTAR ASB FL9, LLC	Delaware
ASTAR ASB GA1, LLC	Delaware
ASTAR ASB GA2, LLC	Delaware
ASTAR ASB GA3, LLC	Delaware
ASTAR ASB Holdings LLC	Delaware
ASTAR ASB NC1, LLC	Delaware
ASTAR ASB NC2, LLC	Delaware
ASTAR ASB NC3, LLC	Delaware
ASTAR ASB NC4, LLC	Delaware
ASTAR ASB TX1 GenPar LLC	Delaware
ASTAR ASB TX1 LimPar LLC	Delaware
ASTAR ASB TX1 LP	Delaware
ASTAR ASB VA1, LLC	Delaware
ASTAR ASB VA2, LLC	Delaware
ASTAR Finance Falcon I LLC	Delaware
ASTAR Finance Falcon II LLC	Delaware
ASTAR Finance LLC	Delaware
ASTAR FRR FL1, LLC	Delaware
ASTAR FRR TX1 GenPar LLC	Delaware
ASTAR FRR TX1 LP	Delaware
ASTAR ROU LA1, LLC	Delaware
ASTAR Spokane LLC	Delaware
ASTAR Suncadia LLC	Delaware
ASTAR UAG AZ1, LLC	Delaware
ASTAR UAG AZ2, LLC	Delaware
ASTAR UAG AZ3, LLC	Delaware
ASTAR UAG FL1, LLC	Delaware
ASTAR UAG NJ1 LLC	Delaware
Autostar Investors Partnership LLP	Delaware
Autostar Realty GP LLC	Delaware
Autostar Realty Operating Partnership, L.P.	Delaware
Avenida Naperville Partners LLC	Delaware
Bath Site LLC	Delaware
Belmont Ridge Development Co. LLC	Delaware
BF Net Lease I REIT	Maryland
BF NLA LLC	Delaware
Bond Portfolio Holdings II LLC	Delaware
Bond Portfolio Holdings LLC	Delaware
Bond Portfolio Holdings III LLC	Delaware
BW Bowling Net Lease I REIT	Maryland
BW Bowling Properties Canada Inc.	British Columbia
BW Bowling Properties GenPar LLC	Delaware
BW Bowling Properties LLC	Delaware
BW Bowling Properties LP	Delaware
Cajun Fish Holdings, L.L.C.	New Jersey
Charwell TP LLC	New York
Childs Associates LLC	Delaware
Coney Childs Lender LLC	Delaware
Coney Entertainment LLC	Delaware
Coney Island Holdings LLC	Delaware
Coyote Center Development, LLC	Delaware

CS Net Lease II REIT	Maryland
CS NLA II LLC	Delaware
CV Net Lease II REIT	Maryland
CV NLA II GenPar LLC	Delaware
CV NLA II LP	Delaware
DT Net Lease I REIT	Maryland
DT-XCIII-IS, LLC	Delaware
EB Target Holdco LLC	Delaware
EB Target LLC	Delaware
Entertainment Center Development, LLC	Delaware
Falcon Auto Dealership Loan Trust 2001-1	Delaware
Falcon Auto Dealership, LLC	Delaware
Falcon Financial II, LLC	Delaware
Falcon Franchise Loan Corp.	Delaware
Falcon Franchise Loan TR Series 2003-1
FF Net Lease II REIT	Delaware
FF NLA II LLC	Delaware
Florida 2005 Theaters LLC	Delaware
Florida Lien Investor LLC	Delaware
GFV Shawan Office, LLC	Delaware
Gold Coast Chicago Acquisition Company LLC	Delaware
Grand Monarch Partners LLC	Delaware
Harbor Bay Net Lease I REIT	Maryland
Harbor Bay NLA LLC	Delaware
Highland View Associates LLC	Delaware
IS CI Bath Member LLC	Delaware
iStar 100 LLC	Delaware
iStar 100 Management Inc.	Delaware
iStar 100 Riverview LLC	Delaware
iStar 200-300 LLC	Delaware
iStar 200-300 Management Inc.	Delaware
iStar 200-300 Riverview LLC	Delaware
iStar 320 East Warner Lender LLC	Delaware
iStar Artesia Land LLC	Delaware
iStar Asset Services, Inc.	Delaware
iStar Automotive Investments LLC	Delaware
iStar Bishops Gate LLC	Delaware
iStar Blues LLC	Delaware
iStar Bowling Centers I LLC	Delaware
iStar Bowling Centers I LP	Delaware
iStar Bowling Centers II LLC	Delaware
iStar Bowling Centers II LP	Delaware
iStar Bowling Centers PR GenPar LLC	Delaware
iStar Bowling Centers PR LP	Delaware
iStar Corporate Collateral LLC	Delaware
iStar CTL I GenPar, Inc.	Delaware
iStar CTL I, L.P.	Delaware
iStar DH Holdings TRS Inc.	Cayman Islands
iStar DMI LLC	Delaware
iStar DOJ Holdings LLC	Delaware
iStar Financial Protective Trust	Maryland
iStar Financial Statutory Trust I	Delaware
iStar FKEC Holdings LLC	Delaware
iStar Florida 2015 Cinemas LLC	Delaware
iStar FM Loans LLC	Delaware
iStar GL Plus Fund Administrator LLC	Delaware
iStar GL Plus Fund Member LLC	Delaware
iStar GL Plus Venture LLC	Delaware
iStar Grand Monarch Investor LLC	Delaware
iStar Harrisburg Business Trust	Delaware
iStar Harrisburg GenPar LLC	Delaware
iStar Harrisburg, L.P.	Delaware

iStar IF III LLC	Delaware
iStar iPIP 2019 LLC	Delaware
iStar iPIP 2021 LLC	Delaware
iStar LH Fund Manager LLC	Delaware
iStar LH Fund Member LLC	Delaware
iStar Madison LLC	Delaware
iStar Minnesota LLC	Delaware
iStar Net Lease I LLC	Delaware
iStar Net Lease II LLC	Delaware
iStar Net Lease Manager I LLC	Delaware
iStar Net Lease Manager II LLC	Delaware
iStar Net Lease Member I LLC	Delaware
iStar Net Lease Member II LLC	Delaware
iStar Pinnacle Lender LLC	Delaware
iStar Raintree Venture Member LLC	Delaware
iStar Real Estate Services, Inc.	Maryland
iStar Reeder Lender LLC	Delaware
iStar REO Holdings II TRS LLC	Delaware
iStar REO Holdings TRS LLC	Delaware
iStar San Jose, L.L.C.	Delaware
iStar SPP II LLC	Delaware
iStar SPP LLC	Delaware
iStar Tara Holdings LLC	Delaware
iStar Tara LLC	Delaware
iStar WALH Investor TRS LLC	Delaware
Jade Eight Properties LLC	Delaware
Jersey Star GenPar LLC	Delaware
Jersey Star LP	Delaware
LH Fund REIT LLC	Delaware
Loft Office Acquisition, LLC	Delaware
Long Beach Wayfarer LLC	Delaware
Lysol Limited	Cyprus
Madison Asbury Retail, LLC	Delaware
Magnolia Green Development Partners LLC	Delaware
MFF NLA LLC	Delaware
MFF Net Lease I REIT	Maryland
MF III Albion LLC	New Jersey
MG Apartment Entity, LLC	Delaware
MG Apartments Parcel 3 LLC	Delaware
MN Theaters 2006 LLC	Minnesota
Naples AW Holdco LLC	Delaware
NHN Holdco LLC	Delaware
NHN Venture 2, LLC	Delaware
Oakton Net Lease I REIT	Maryland
Oakton NLA LLC	Delaware
OHA Strategic Credit Fund (Parallel I), L.P.
One Palm Hotel Operator LLC	Delaware
One Palm LLC	Delaware
Parrot Cay Holdco LLC	Delaware
Potomac TC Owner LLC	West Virginia
Raintree Venture Owner, LLC	Delaware
Raintree Venture Partners, LLC	Delaware
Royal Oaks Lane (Biscayne Landing) – North Miami LLC	Delaware
Seaside Park LLC	Delaware
SFI 10 Rittenhouse LLC	Delaware
SFI Acquest Holdings LLC	Delaware
SFI Almaden Manager LLC	Delaware
SFI Artesia LLC	Delaware
SFI Belmont LLC	Delaware
SFI Bullseye – Chicago LLC	Delaware
SFI Chicago Tollway LLC	Delaware
SFI Coney Island Manager LLC	Delaware

SFI CWD Venture Manager LLC	Delaware
SFI DT Holdings LLC	Delaware
SFI Euro Holdings II LLC	Delaware
SFI Euro Holdings LLC	Delaware
SFI Gold Coast Partner LLC	Delaware
SFI Grand Vista LLC	Delaware
SFI Harborspire GenPar LLC	Delaware
SFI Harborspire LimPar LLC	Delaware
SFI Ilikai 104 LLC	Delaware
SFI Ilikai GenPar LLC	Delaware
SFI Ilikai LL Inc.	Delaware
SFI Ilikai LL Parent Inc.	Delaware
SFI Ilikai LP	Delaware
SFI Ilikai Property Owner LLC	Delaware
SFI Ilikai Retail Owner LLC	Delaware
SFI Kua 4 Partner LLC	Delaware
SFI Los Valles LLC	Delaware
SFI Magnolia Avenue – Riverside LLC	Delaware
SFI Mammoth Crossing LLC	Delaware
SFI Mammoth Finance LLC	Delaware
SFI Mammoth GenPar LLC	Delaware
SFI Mammoth Owner LP	Delaware
SFI MG Investor LLC	Delaware
SFI Net Lease Holdings LLC	Delaware
SFI One Palm Partner LLC	Delaware
SFI Penn Properties Statutory Trust	Delaware
SFI Raintree – Scottsdale LLC	Delaware
SFI SMR GenPar LLC	Delaware
SFI SMR LP	Delaware
SFI Spring Mountain Ranch Phase 1 LLC	Delaware
SFI Top Ilikai LL Inc.	Delaware
SFI Top Ilikai Parent LL Inc.	Delaware
SFI Valley Plaza – North Hollywood LLC	Delaware
SFTY Manager LLC	Delaware
Shawan Net Lease I REIT	Delaware
SH Net Lease II REIT LLC	Delaware
SH NLA II LLC	Delaware
Shore Road GenPar LLC	Delaware
Shore Road – Long Beach LP	Delaware
Shore Road – Long Beach Superblock LLC	Delaware
St. Lucie Palm Tree Sales LLC	Delaware
STAR 61 Bond Street Lender LLC	Delaware
STAR 100 Barclay Lender LLC	Delaware
STAR 10721 Domain Dr LH Owner LLC	Delaware
STAR 1111 Church Street Lender LLC	Delaware
STAR 570 LH Holdings LLC	Delaware
STAR 570 Washington LH LLC	Delaware
STAR 2019 Lender LLC	Delaware
STAR AGRO Lender LLC	Delaware
STAR Arizona Avenue Lender LLC	Delaware
STAR Artesia 2 Member LLC	Delaware
STAR Barclay A-2 Lender LLC	Delaware
STAR Dayton Hangar One LLC	Delaware
STAR Domain LH Holdings LLC	Delaware
STAR Dream Lender LLC	Delaware
Star FW Ventures II Investor LLC	Delaware
STAR Germantown Lender LLC	Delaware
STAR GL Plus 67 Prince REIT	Delaware
STAR Highpark Lender LLC	Delaware
STAR Investment Holdco LLC	Delaware
Star Jadian Investor LLC	Delaware
STAR Equus McDowell Member LLC	Delaware

STAR Lineage Investor LLC	Delaware
STAR McDowell Venture Partner LLC	Delaware
STAR Mezzanine I LLC	Delaware
STAR Metropolitan Lender LLC	Delaware
STAR Naperville Investor LLC	Delaware
STAR Nevele Owner LLC	Delaware
STAR Nashville Hangar 6 LLC	Delaware
STAR North Clark Lender LLC	Delaware
STAR Palm Desert Lender GenPar LLC	Delaware
STAR Palm Desert Lender LP	Delaware
STAR Preferred Holdings LLC	Delaware
STAR Shidler-Terra Lender LLC	Delaware
STAR Structured Lender I LLC	Delaware
STAR Sycamore Avenue Lender LLC	Delaware
STAR Town Square Lender Member LLC	Delaware
STAR Tustin Lender LLC	Delaware
STAR TX Purchaser LLC	Delaware
State Road 710 – Indiantown LLC	Delaware
Stone Pony Partners LLC	New Jersey
Talking Partners LLC	New Jersey
TDM Kua 4, LLC	Delaware
THCF LLC	New Jersey
The Lanes at AP LLC	New Jersey
TimberStar Investors Partnership LLP	Delaware
TimberStar Operating Partnership, L.P.	Delaware
TimberStar Selling Party Representative Holdco LLC	Delaware
TimberStar Southwest Investor LLC	Delaware
TPRJC Owner LLC	New Jersey
TriNet Essential Facilities XXVII, Inc.	Maryland
Uncommon CCRC Investor LLC	Delaware
Uncommon OpCo Investor LLC	Delaware
Westgate CCDEP Investor LLC	Delaware
WG Net Lease I REIT	Maryland
WG NLA LLC	Delaware